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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                   FORM 8 - K


                           CURRENT REPORT PURSUANT TO
                          SECTION 13 OR  15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): DECEMBER 9, 1997
                                                        ----------------


                             THE WMF GROUP, LTD.
                            ---------------------
                         (Exact Name of Registrant as
                            Specified in Charter)




    Delaware                                       000-22567                              54-1647759
----------------------------------------------------------------------------------------------------------
(State or Other                            (Commission File Number)                      (IRS Employer
Jurisdiction of                                                                       Identification No.)
Incorporation)
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                             1593 Spring Hill Road
                                   Suite 400
                             Vienna, Virginia 22182
                             ----------------------
                             (Address of Principal
                               Executive Offices)


                               (703)  610 - 1400
                               -----------------
                            (Registrant's telephone
                          number, including area code)
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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective December 8, 1997, the board of directors approved the engagement of KPMG Peak Marwick LLP as its independent auditors to audit the financial statements of The WMF Group, Ltd. ("the Company") for the year ended
1997.

         Arthur Andersen LLP has been the Company's auditors since July 1996 after the Company was acquired by NHP Incorporated (NHP).  While the Company has been satisfied with the services rendered by Arthur Andersen LLP the
Company has decided to terminate their relationship with Arthur Andersen LLP and re-engage KPMG Peat Marwick LLP, the Company's auditor  prior to the
acquisition by NHP.   Arthur Andersen LLP's report on the Company's financial
statements  for the year ended December 31, 1996,  contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.  During the same period, and from
January 1, 1997 through December 8, 1997, there were no disagreements with
Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its report.

         During the Company's fiscal year ended December 31, 1996, the Company had not consulted with KPMG Peat Marwick LLP on items which (1) concerned the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (2) concerned the subject matter of a disagreement or reportable event with Arthur Andersen LLP.

         Arthur Andersen LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that Arthur Andersen LLP agrees with the statements, pertaining to them, contained above. Arthur
Andersen LLP's letter is attached to this Form 8-K as Exhibit 16.1



ITEM 7.  EXHIBITS

            16.1     Letter from Arthur Andersen LLP
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.



                             THE WMF GROUP, LTD.



Date:  December 9, 1997    By:  /s/ Michael D. Ketcham
                           -----------------------------
                                Michael D. Ketcham
                                Executive Vice President, Chief Financial
                                Officer and Treasurer (Principal Financial
                                 Officer)
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                          [ARTHUR ANDERSEN LETTERHEAD]

December 9, 1997

Mr. Michael Sutton
Chief Accountant, Securities and Exchange Commission
Office of Chief Accountant
450 5th Street NW
Washington, D.C. 20549


Dear Mr. Sutton:

We have read Item 4 included in the attached Form 8-K dated December 9, 1997 of The WMF Group, Ltd. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP

cc:   Mr. Michael Ketcham
      The WMF Group, Ltd.
      Executive Vice President, Chief Financial Officer and Treasurer